UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2025

Comstock Holding Companies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32375	20-1164345
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 Reston Metro Plaza, 10TH Floor
Reston, Virginia 20190
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (703) 230-1985

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	CHCI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On June 11, 2025, Comstock Holding Companies, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). As discussed under Item 5.07 of this Current Report on Form 8-K, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to provide for an adjustment to the voting power of the Company’s Class B common stock if the rights under the Section 382 Rights Agreement dated March 28, 2025 by and between the Company and Equiniti Trust Company, LLC (the “Rights Agreement”) become exercisable or are exchanged for shares of our Class A common stock in accordance with the terms of the Rights Agreement (the “Amendment”). The Amendment became effective upon the Company’s filing of a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on June 12, 2025 (the “Certificate of Amendment”). A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders
At the Annual Meeting, the Company’s stockholders voted on six proposals, each of which is described in more detail in the Company’s definitive proxy statement that was filed with the Securities and Exchange Commission on April 30, 2025 (the "Proxy Statement") and definitive additional materials filed with the Securities and Exchange Commission on May 6, 2025.
Holders of the Company's Class A common stock were entitled to one vote for each share held as of the close of business on April 14, 2025 (the "Record Date"), and holders of the Company's Class B common stock were entitled to fifteen votes for each share held as of the Record Date.
There were 8,521,129 shares of Class A common stock and 220,250 shares of Class B common stock present or represented by proxy at the Annual Meeting, which represented 89.91% of the combined voting power of the common stock shares entitled to vote (voting together as a single class) and constituted a quorum for the transaction of business.
The final voting results from the Annual Meeting were as follows:
Proposal 1
The Company's stockholders elected Christopher Clemente and Thomas J. Holly to each serve for a three-year term on the Company's Board of Directors ending at the 2028 Annual Meeting of Stockholders, or until their successors are duly elected and qualified, or until their earlier resignation or removal.

	For	Withheld	Broker Non-Vote
Christopher Clemente	9,971,981	484,115	1,368,783
Thomas J. Holly	10,143,555	312,541	1,368,783
Proposal 2
The Company’s stockholders ratified the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstain	Broker Non-Vote
11,817,676	6,731	472	—
Proposal 3
The Company’s stockholders approved, on a non-binding, advisory basis, the 2024 compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Vote
10,442,025	11,435	2,636	1,368,783

Proposal 4
The Company’s stockholders approved, on a non-binding, advisory basis, one year as the frequency of future advisory votes to approve the compensation of the Company's named executive officers .

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
10,351,806	1,090	35,574	67,626	1,368,783
In light of the results, and consistent with the recommendation of the Company’s Board of Directors to stockholders in the Proxy Statement, the Company’s policy will be to hold an advisory vote on executive compensation annually until the next required vote by stockholders on the frequency of future advisory votes on executive compensation.
Proposal 5
The Company's stockholders approved the Rights Agreement.

For	Against	Abstain	Broker Non-Vote
9,722,534	732,844	718	1,368,783
Proposal 6
The Company’s stockholders approved the Amendment.
    Class A Common Stock

For	Against	Abstain	Broker Non-Vote
6,325,923	825,151	1,272	1,368,783
Class B Common Stock

For	Against	Abstain	Broker Non-Vote
3,303,750	—	—	—
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Company filed with the Secretary of State of the State of Delaware on June 12, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSTOCK HOLDING COMPANIES, INC.

Date: June 17, 2025	By:	/s/ CHRISTOPHER CLEMENTE
Christopher Clemente Chairman and Chief Executive Officer